Exhibit 99.1

IDEAS. UN CONTAINED. Investor Presentation September 2020

2 Safe Harbor This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended about our current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions or variation . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern ; our ability to raise additional working capital ; our ability to profit from our new licensing model ; our ability to increase product demand and market acceptance for our products ; our ability to generate revenue from our distributorship agreement with Osang Healthcare Co . LTD ; our ability to generate revenue from our MOU agreement with Transcend Onsite Care ; our ability to use working capital resources effectively and efficiently ; our ability to maintain our listing on the Nasdaq Capital Market, our ability to attract key personnel ; our ability to maintain and add new relationships and suppliers, vendors and customers and those discussed in the section titled “Risk Factors” included under Part II, Item 1 A below and those identified under Part 1 , Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2019 and subsequent quarterly reports on Form 10 - Q . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements .

3 Investor Highlights Massive opportunities in Medical and Construction markets • Modular construction • Diagnostic Tests • Lab - CLIA Targeting Large Verticals Multiple, established recurring revenue streams Diversified Revenue Base Actively pursuing opportunities to deploy our solutions in new markets Growing New Business Pipeline Recent capital raises support operations and provide adequate funding for growth through August 2021 Sufficiently Capitalized Work under contract provides revenue streams for coming quarters $17.3M Commercial Backlog Minimal capital required and execution risk shifted to licensees Residential Licensing Model As of June 30, 2020

4 WE REPURPOSE SHIPPING CONTAINERS INTO ICONIC STRUCTURES

5 Containers Are… STRONG. Fast. Green. ▪ Containers are STRONG , resilient, maritime - grade structures ▪ Engineered to self - center and lock into place when stacked ▪ At maximum weight containers can be stacked 9 stories high ▪ Builders save time and money and deliver a structure Faster to an end - user ▪ Containers are already "squared" which eliminates significant time in the construction process. ▪ Repurposed containers greatly offset a development’s carbon footprint, reducing resource use ▪ Millions of unused shipping containers in the world. 5

6 6 ARCHITECTURE & ENGINEERING SITE WORK CONTAINER MODIFI C A TIONS MODULAR FINISHING WORK TRANSPORT TO SITE IN S T AL L A TION COMPLETED PROJECT CSC requirements for 5 0,000 pound capacity that can withstand lateral forces that exceed CA seismic standards and Miami Dade hurricane codes Made from heavy gauge Core - Ten steel construction with plywood subflooring CONTAINER FACTS LOWER COST - FASTER TIME TO MARKET Modular Construction

• Payroll as a service • Software as a service • Telecom as a service • Infrastructure as a service • Storage as a service • Transportation as a service • Systems Integration as a service • Hotel as a service Platform Business Model Disrupting Industry 7 The SG Blocks product offerings are unique and bring innovative solutions to long standing societal issues: ▪ Repurposing shipping containers into code - compliant construction reduces the carbon footprint of buildings that are earthquake and hurricane resistant structures ▪ Enclosing equipment such as computer servers, solar panels or automated parking in containers allows projects to stock vertically and reduce the need for large land parcels ▪ Point of care diagnostic testing allows people in hotzones , in underserved and rural communities to access life sustaining best - in - class tests in our CLIA Labs

Environmental, Social and Governance (ESG) SG Blocks is delivering & remains committed to environmentally appropriate products and services that reduce waste, increase efficiency and reduce barriers that prevent working class & underserved populations from receiving best in class diagnostic testing. ENVIRONMENTAL • Recycled Materials • LEED Certifiable • Modular Efficiency • Earthquake/Hurricane Resistant • Point of Care Diagnostic Testing SOCIAL • Low cost homes • Low Carbon Footprint • Point of Care Medicine • Helps the sickest and most vulnerable • Early Detection saves lives GOVERNANCE • Tax transparency • Ethical business approach • No data sharing • No spam • Publicly Traded • Independent Board of Directors • Audit Committee • Compensation Committee • Executive Committee • Nominating and Corporate Governance Committee

9 Sizeable Opportunities in Multiple Markets $194B (1) Market Opportunity $112B (2) Market Opportunity Commercial Global Modular Construction POC Diagnostic Market by 2027 Established base of business in key vertical markets… Actively pursuing a large number of new opportunities in existing and new markets 1. https://www.ibisworld.com/industry - statistics/market - size/commercial - building - construction - united - states/ 2. https://www.grandviewresearch.com /industry - analysis/modular - construction - market 3 . https://www.prnewswire.com/news - releases/point - of - care - diagnostics - market - size - worth - 24 - 1 - billion - by - 2027 -- cagr - 3 - 2 - grand - view - research - inc - 301026642.html#:~:text=Find%20more%20research%20reports%20on,14.4%25%20over%20the%20forecast%20period $24.1B (3) Market Opportunity

Commercial Vertical: Recent Accomplishments

Materially moving our Commercial business forward…

- ✓ **EXECUTED** a design contract and subsequently awarded a ~$4M construction contract for a boutique, mixed-use hospitality project in Florida Everglades
- ✓ **COMPLETED** purchase orders for Q3 delivery of two exponential pop-up containers to the University of West Virginia
- ✓ **CONTINUED** work on previously announced Arizona Investissements MoLiving hospitality project…prototype expected to be completed in Q3.
- ✓ **EXECUTED** a design contract for a restaurant expansion in Georgia
- ✓ **COMPLETED** final construction phase of our Planet Smoothie project
- ✓ **COMPLETED** Verizon store in Denver




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SGBX
Nasdaq Listed

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Residential Vertical: Recent Accomplishments

Strategically shifted lower-margin residential business to a highly scalable, royalty fee model

- ✓ **RECEIVED** final site plan approval for Monticello Mews and site work has commenced on the first phase… anticipate a multi-million dollar royalty upon completion of all three project phases.
- ✓ **RESUMED** work on the 55 concrete shells in Guayama, which had been halted due to the COVID pandemic.
- ✓ **ENTERED** into an agreement for 40 office boxes in Puerto Rico
- ✓ **NEARING COMPLETION** of a Ranchbox prototype

EXPENSES:
Significantly reduces operating expenses

RISK:
Reduces risk by outsourcing execution

CASH: Materially reduces cash burn rate

TIME:
Allows company to focus on delivery, other verticals & pursuit of qualified licenses

- SG Blocks receives ~5% royalty fee on licensees' gross revenue
- First residential licensing agreement signed in October 2019

SGBX
Nasdaq Listed

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Healthcare: Recent Accomplishments

Vertically integrated provider of rapid and accurate testing, meeting a significant need

- ✓ **EXECUTED** a non-exclusive distribution agreement with **OSANG Healthcare**
- ✓ **HIRED** three staff consultants to service our COVID-19 testing solutions
- ✓ **ESTABLISHED** cold storage supply chain
- ✓ **EXECUTED** multiple reseller and fee agreements
- ✓ **CREATED** a series of medical testing and laboratory services with Grimshaw Architects


LAB ENTRY
sgblocks

OHC
OSANG HEALTHCARE

- **Global manufacturer and distributor** of state-of-the-art medical grade diagnostic tests, based in South Korea
- Awarded a FEMA contract for **COVID-19 test kits**[1]



Bio-Rad/CFX96



Applied Biosystems
7500 Real-time PCR System (ST/FAST)

GeneFinder™ COVID-19 Plus RealAmp Kit…

- Detects Novel Corona virus
- Validated on multiple, real-time PCR systems
- Completed US Customs import license and FDA registration process
- Received European certification (CE-IVD)

[1] https://www.cnn.com/2020/04/13/politics/south-korea-coronavirus-tests/index.html

SGBX
Nasdaq Listed
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13 Commercial Backlog 13 Commercial Backlog (Non - Licensed) Amounts Ridge Avenue Commons $16,920,500 Other Commercial Projects $372,727 Subtotal Commercial Backlog $17,293,227 Estimated Gross Profit to SG Blocks $2,600,000 Commercial Project Backlog as of 06/30/20 * * The revenue projections above are based upon assumptions and estimates and may not be reflective of actual results. Actual results will depend upon several factors, many of which are not in our control. There can be no assurance given that these projects will be completed at the indicated sizes or at all. Projects remain subject to financing and other risks factors.

14 Gross Potential Royalties 14 Potential Residential Royalty Revenue (projects under the License Agreement) Amounts Monticello Mews Phase 1 $17,000,000 Monticello Mews Phase 2 18,000,000 Monticello Mews Phase 3 18,000,000 Other Residential Projections 22,400,000 Subtotal $75,400,000 Estimated 5% Royalty to SG Blocks * $3,770,000 * The estimated royalty projections above are based upon assumptions and estimates and may not be reflective of actual results. Actual results will depend upon several factors, many of which are not in our control. There can be no assurance giv en that these projects will be completed at the indicated sizes or at all. Projects remain subject to financing and other risks factors. Projects under the license agreement are expected to be completed by third parties, with a royalty fee to be paid to SG Blocks based on a percentage of gross revenues generated by the licensee. For the Monticello Mews project, the licensee has advised us that it has purchased land and committed capital resources to move the project forward.

15 Capitalization 15 SG Blocks, Inc. (as of 6/30/20) Common Shares Outstanding 8,596,189 Restricted Stock Units (unvested) 38,757 Options (WAEP $81.60) 52,337 Warrants (WAEP $7.95) 353,190 Debt $0 Cash $16,112,907

16 • Everglades Hospitality • $4 million + • Clarity Diagnostics • Executed a design - build contract for a stand a lone CLIA Lab. Price to be determined after the completion of the design • Private Homeless Agency • 2,500 COVID tests • South American Company • 1,000 COVID tests Q3 Significant Executed Contracts The following contracts have been executed by SG Blocks in Q 3 2020 and are not reflected in our backlog as of 6 / 30 / 2020

Management and Delivery Team 17 PAUL GALVIN, Chairman and Chief Executive Officer Since inception, Mr . Galvin has played a key role in the company’s growth and expansion . He brings over 25 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects . Prior to his involvement in real estate, he founded a non - profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position . He is on the board of ToughBuilt Industries . STEVAN ARMSTRONG, Chief Technology Officer Mr . Armstrong, appointed as CTO in 2018 , was an original founder of SG Blocks . He served as President and COO of SGB and its predecessor entity from 2009 and as a director from 2007 . From 2003 – 2010 , he was a minority partner (owner) and Chief Construction Officer for Stratford Companies, a large senior housing development group . Prior to that, he was the EVP for Operations of Hospital Affiliates Development Corp . GERALD SHEERAN, Acting Chief Financial Officer Mr . Sheeran has served as the Controller since March of 2018 and brings extensive experience and expertise in areas of finance and accounting . Prior to joining the Company, he was a Senior Accounting Manager for Lucid Energy Group . Before his time at Lucid Energy Group, Mr . Sheeran worked for a number of different companies in connection with their accounting, reporting and financial operations . ROCKEY BUTLER, Vice President of Operations Mr . Butler brings more than 30 years of experience in all aspects of construction, with particular expertise in steel - based construction . Based in Texas, he is located within SG Blocks’ manufacturing zone . Most recently, he served as President / Operations Manager of Business Development and Sales & Customer Relations at JARCO STEEL, INC . , where his strategies led to a 20 percent increase in sales .

Management and Delivery Team 18 GEIS COMPANIES Geis Companies is a vertically integrated business that specializes in modern construction consisting of six unique businesses that function independently, but often work in any combination thereby providing identifiable efficiencies in both price and execution . Geis has more than 150 skilled professional staff . GRIMSHAW ARCHITECTS Grimshaw is a global design practice engaged in architecture, master planning and industrial design, founded in 1980 . The practice operates worldwide with offices in Los Angeles, New York, London, Paris, Dubai, Kuala Lumpur, Melbourne and Sydney employing over 650 staff . ITS CONGLOBAL ConGlobal is North America’s largest full - service supplier to the intermodal industry . ConGlobal Industries provides SG Blocks with the highest quality containers based on specific project needs from one of their 17 locations in the United States, Mexico and Costa Rica . PETER HOLDEN, D - Tec Business Dev. & Product Management Peter is a 25 year investment & turnaround executive with a strong bias towards disruptive technologies in healthcare and other high growth sectors. As well as founding and running several early stage funds, he led Global M&A initiatives for Panasonic based out of Osaka, Japan and was a Partner at Coller Capital LP - a global $30 Billion Private Equity Secondaries Fund. Prior to this he was SVP at both IPVALUE, Inc. (sold to Vector Capital) and University Patents, Inc. (AMEX listed) where he led R&D commercialization and spin - out programs for universities and corporations globally. RICHARD BLUE, D - Tec Business Dev. & Product Management Richard is an experienced executive and management consultant. Over 30 years he has focused on the intersection of technology, strategy and investment in the US and Europe. including as a consultant with McKinsey & Co. As President of Blueprint Strategy, he works with Private Equity and Venture Capital funds and growth - stage and Fortune 1000 companies to shape investments, transactions, strategy and growth plans to drive successful new ventures.

19 Thank You Let's talk about your ideas. ✆ (646) 240.4235 ✉ info@sgblocks.com